Exhibit 10.1

AMENDMENT TO LOAN AGREEMENT

This Amendment to Loan Agreement (the “Amendment”) is executed on this 1st day of June, 2011, by and among FIFTH THIRD BANK, an Ohio banking corporation, having a mailing address of 201 East Kennedy Boulevard, Suite 1800, Tampa, Florida 33602 (the “Bank”), DEER VALLEY HOMEBUILDERS, INC., an Alabama corporation authorized to do business in the State of Florida (the “Borrower”), having its principal place of business at 205 Carriage Street, Guin, Alabama 35563, DEER VALLEY CORPORATION, a Florida corporation, as successor by merger with CYTATION CORP., a Delaware corporation, having a mailing address of 3111 West Dr. MLK Boulevard, Suite 100, Tampa, Florida 33607 and DEER VALLEY FINANCIAL CORP., a Florida corporation, having a mailing address of 205 Carriage Street, Guin, Alabama 35563, jointly and severally (collectively, the “Guarantors”), and amends and modifies that certain Loan Agreement dated effective May 26, 2006 (the “Loan Agreement”) as follows:

1. Terms. All of the capitalized terms in this Amendment shall have the meanings as defined in the Loan Agreement.

2. Loan Renewal. The Bank has renewed the Loan to Borrower in the amount of $1,256,000.00, as evidenced by a Renewal Term Commercial Note dated of even date herewith (the “Renewal Note”).

3. Loan and Note. The term “Loan” under the Loan Agreement is hereby modified to refer to the principal amount of the Renewal Note. The term “Note” under the Loan Agreement is hereby modified to refer to the terms of the Renewal Note.

4. Guarantors. Cytation Corp. has been merged into Deer Valley Corporation (“DVC”) and it is a condition to the Bank granting this renewal that DVC execute a new restated Guaranty of the Loan. Deer Valley Acquisition Corp. is no longer a guarantor of the Loan, but in consideration of the Bank’s agreement to renew the Loan, the Bank has required another related entity to the Borrower under this Loan, Deer Valley Financial Corp., to provide its Guaranty of the Loan, and the Loan Agreement is hereby amended to substitute the Guarantors named above as the Guarantors under the terms of the Loan Agreement.

5. Financial Statements. Section 3 g. of the Loan Agreement is hereby amended to add the following subsection (1) (a):

“3. g. (1) (a). Within 30 days after the end of each calendar quarter, the Borrower shall deliver to the Bank, quarterly company prepared financial statements including a balance sheet and statements of income, retained earnings and changes in financial position for such quarter.”

6. Financial Covenants. Section 3. p. is deleted in its entirety and the following section 3. p. is substituted in its place and stead:

“3. p. Until the Loan has been fully repaid to the Bank, Borrower shall:

(i) Debt Service Coverage Ratio. Maintain a global Debt Service Coverage Ratio of not less than 1.25 to 1.00, measured on a rolling 4-quarter basis, commencing June 30, 2011. As used herein “Debt Service Coverage Ratio” shall be defined as (1) (A) Consolidated Net Income of Borrower, plus (B) Interest Expense, plus (C) Depreciation & Amortization, minus (D) Distributions, minus (E) Extraordinary Income/Non-Recurring Income, divided by (2) (A) Actual Required Debt Payments including Capital Leases (excluding principal due at maturity), plus (B) Interest Expense.

(ii) Debt to Tangible Net Worth Ratio. Maintain a global Debt to Tangible Net Worth Ratio of not more than 3.00 to 1.00, to be measured on a quarterly basis, commencing June 30, 2011. As used herein “Debt to Tangible Net Worth Ratio” shall be defined as the consolidated: (1) (A) Total Liabilities of each Borrower, minus (B) Subordinated Debt, divided by (2) (A) Net Worth, plus (B) Subordinated Debt minus (C) Intangibles, minus (D) Related Party Receivables.

(iii) Minimum Liquidity. Maintain a global, unencumbered liquidity of not less than $2,500,000.00, to be measured on a quarterly basis, commencing June 30, 2011.”

7. Warranties. Borrower hereby affirms and warrants that all of the warranties made in the Loan Documents, and any other documents or instruments recited herein or executed with respect thereto directly or indirectly, are true and correct as of the date hereof and that Borrower is not in default of any of the foregoing nor aware of any default with respect thereto, and that Borrower has no defenses or rights of offset with respect to any indebtedness to the Bank. Borrower hereby releases the Bank from any cause of action against it existing as of the date of execution hereof. The rights and defenses being waived and released hereunder include without limitation any claim or defense based on the Bank having charged or collected interest at a rate greater than that allowed to be contracted for by applicable law as changed from time to time, provided, however, in no event shall such waiver and release be deemed to change or modify the terms of the Loan Documents which provide that sums paid or received in excess of the maximum rate of interest allowed to be contracted for by applicable law, as changed from time to time, reduce the principal sum due, said provision to be in full force and effect.

8. Consent and Waiver. Borrower hereby consents to the foregoing and agree that the execution of this Amendment shall in no manner or way whatsoever impair or otherwise adversely affect Borrower’s liability to the Bank under the Loan Documents or any other instrument set forth in the Recitals or herein, all as modified by this Amendment.

9. Cross Document Default. Any default under the terms and conditions of this Amendment or of any instrument set forth herein or contemplated by this Amendment shall be and is a default under every other instrument set forth herein or contemplated by this Amendment.

10. Ratification. Except as modified by this Amendment, Borrower hereby ratifies and confirms the continued validity and viability of all terms, conditions and obligations set forth in the Loan Documents and all other instruments executed in connection with this Amendment, all as modified by this Amendment.

11. Severability. Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision hereof shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity only, without invalidating the remainder of such provision or of the remaining provisions of this Amendment.

12. Florida Contract. This Amendment shall be deemed a Florida contract and shall be construed according to the laws of the State of Florida, regardless of whether this Amendment is executed by certain of the parties hereto in other states.

13. Time. Time is of the essence of this Amendment.

14. Binding Effect and Modification. This Amendment shall bind the successors and assigns to the parties hereto and constitutes the entire understanding of the parties, which may not be modified except in writing, executed by all parties hereto in the same form as this Amendment.

15. Conflict. As to any conflict between the terms of the Loan Agreement and the terms of this Amendment, the terms of this Amendment shall supersede and control over such other terms.

16. Execution in Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument, and in making proof of this Amendment it shall not be necessary to produce or account for more than one such counterpart.

17. Other Terms. Except as specifically modified and amended by the terms set forth in this Amendment, all of the other terms, covenants, obligations and conditions of the Loan Agreement shall remain in full force and effect.

18. Guarantors’ Reaffirmation. Guarantors execute this Amendment to re-affirm their joint and several liability for the Renewal Note and the obligations of the Borrower and Guarantors under the Loan Agreement as modified by this Amendment.

19. Waiver of Jury Trial. BANK, BORROWER AND GUARANTORS HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVE THE

RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT TO LOAN AGREEMENT AND ANY OTHER DOCUMENT OR INSTRUMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE BANK ENTERING INTO THIS LOAN AGREEMENT.

Entered into as of the day and year first above written.

WITNESSES:		“BORROWER”

DEER VALLEY HOMEBUILDERS, INC.,
an Alabama corporation

	By:	s/ Joel Logan
Signature of Witness		Joel Logan, as its President

Print or type Name of Witness
(CORPORATE SEAL)
Signature of Witness

Print or type Name of Witness

STATE OF ALABAMA

COUNTY OF

The foregoing instrument was acknowledged before me this      day of June, 2011, by Joel Logan, as President of DEER VALLEY HOMEBUILDERS, INC., an Alabama corporation, on behalf of the corporation.

Personally known
Driver’s License (St: )		Notary Public
Other Identification Produced
__________________________
__________________________		Print or type name of Notary

(SEAL)

“GUARANTORS”

DEER VALLEY CORPORATION, a Florida corporation

	By:	s/ Steve Lawler
Signature of Witness		John Steven Lawler, as its Chief Financial
Officer and Secretary
Print or type Name of Witness
(CORPORATE SEAL)
Signature of Witness

Print or type Name of Witness

DEER VALLEY FINANCIAL CORP., a Florida corporation

	By:	s/ Steve Lawler
Signature of Witness		John Steven Lawler, as its Chief Financial
Officer and Secretary
Print or type Name of Witness
(CORPORATE SEAL)
Signature of Witness

Print or type Name of Witness

STATE OF

COUNTY OF

The foregoing instrument was acknowledged before me this      day of June, 2011, by John Steven Lawler, as Chief Financial Officer and Secretary of DEER VALLEY CORPORATION, a Florida corporation, on behalf of the corporation.

Personally known
Driver’s License (St: )	Notary Public
Other Identification Produced
__________________________
__________________________	Print or type name of Notary

(SEAL)

STATE OF

COUNTY OF

The foregoing instrument was acknowledged before me this      day of June 2011, by John Steven Lawler, as Chief Financial Officer and Secretary of DEER VALLEY FINANCIAL CORP., a Florida corporation, a Florida corporation, on behalf of the corporation.

Personally known
Driver’s License (St: )		Notary Public
Other Identification Produced

Print or type name of Notary

(SEAL)

“BANK”

WITNESSES:		FIFTH THIRD BANK,
an Ohio banking corporation

	By:	s/ Julio Ramierez
Signature of Witness		Julio C. Ramirez, Jr.,
as its Senior Vice President
Print or type name of Witness

Signature of Witness		(CORPORATE SEAL)

Print or type name of Witness

STATE OF FLORIDA

COUNTY OF

The foregoing instrument was acknowledged before me this      day of June, 2011, by Julio C. Ramirez, Jr., as Senior Vice President of FIFTH THIRD BANK, an Ohio banking corporation, on behalf of the Bank.

Personally known
Florida Driver’s License	Notary Public
Other Identification Produced

Print or type name of Notary

(SEAL)